Exhibit 10.6

INTRUSION INC.

OFFICER’S CERTIFICATE

I hereby certify that I am the duly elected, qualified and acting Chief Executive Officer of Intrusion Inc., a Delaware corporation (“Company”), and I am authorized to execute this Officer’s Certificate (this “Certificate”) on behalf of Company. This Certificate is delivered in connection with that certain Note Purchase Agreement dated August 28, 2026 (the “Purchase Agreement”), by and between Company and Streeterville Capital, LLC, a Utah limited liability company.

Solely in my capacity as Chief Executive Officer, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Officer’s Certificate effective as of August 28, 2026.

Intrusion Inc.

By: /s/ Anthony Scott
Anthony Scott, Chief Executive Officer

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Schedule 1

BOARD RESOLUTIONS

[attached]

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INTRUSION INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

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Effective August 28, 2026

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APPROVAL OF FINANCING

WHEREAS, the Board of Directors (the “Board”) of Intrusion Inc., a Delaware corporation (“Company”), has determined that it is in the best interests of Company to seek financing in the amount of $1,500,000.00 through the issuance and sale to Streeterville Capital, LLC, a Utah limited liability company (“Investor”), of a Secured Promissory Note (the “Financing”);

WHEREAS, the terms of the Financing are reflected in a Note Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), a Secured Promissory Note to be issued by Company to Investor in the original principal amount of $1,615,000.00 substantially in the form attached hereto as Exhibit B (the “Note”), a Security Agreement substantially in the form attached hereto as Exhibit C, an Intellectual Property Security Agreement substantially in the form attached hereto as Exhibit D, a Guaranty to be entered into by Company’s subsidiary, OW Cyber, LLC (“OW Cyber”), substantially in the form attached hereto as Exhibit E, and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of Company to execute such documents.

NOW, THEREFORE, BE IT:

RESOLVED, that the Financing is hereby approved and determined to be in the best interests of Company and its stockholders;

RESOLVED FURTHER, that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;

RESOLVED FURTHER, that the Note shall be duly and validly issued upon the issuance and delivery thereof in accordance with the Purchase Agreement;

RESOLVED FURTHER, that OW Cyber is authorized and directed to enter into the Guaranty;

RESOLVED FURTHER, that each of the officers of Company (collectively, the “Authorized Officers” and each an “Authorized Officer”) be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the Authorized Officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

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RESOLVED FURTHER, that the Board hereby determines that all acts and deeds previously performed by the Board and other Authorized Officers of Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of Company; and

RESOLVED FURTHER, that all prior actions or resolutions of Company’s directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

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EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit A	PURCHASE AGREEMENT

Exhibit B	NOTE

Exhibit C	SECURITY AGREEMENT

Exhibit D	IP SECURITY AGREEMENT

Exhibit E	EGUARANTY

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